EXHIBIT 10(N)

                 SECOND AMENDMENT TO SECOND AMENDED AND RESTATED

                       REVOLVING CREDIT SECURITY AGREEMENT

         This Second Amendment to Second Amended and Restated Revolving Credit and Security Agreement (the "Amendment") is made this 5th day of December, 2006, by and among COMPUDYNE CORPORATION, a Nevada corporation ("CompuDyne"), TIBURON, INC., a Virginia corporation (formerly known as Compudyne - Public Safety & Justice, Inc., a Virginia corporation) ("Tiburon"), NORMENT SECURITY GROUP, INC., a Delaware corporation ("Norment"), NORSHIELD CORPORATION, an Alabama corporation ("Norshield"), FIBER SENSYS, LLC, a Delaware limited liability company ("Fiber"), COMPUDYNE - INTEGRATED ELECTRONICS DIVISION, LLC, a Delaware limited liability company ("CompuDyne Integrated"), CORRLOGIC, LLC, a Delaware limited liability company ("CorrLogic"), XANALYS CORPORATION, a Delaware corporation ("Xanalys"), and SIGNAMI DCS, LLC, a Delaware limited liability company ("Signami") (CompuDyne, Tiburon, Norment, Norshield, Fiber, CompuDyne Integrated, CorrLogic, Xanalys and Signami, each a "Borrower", and collectively "Borrowers"), the financial institutions which are now or which hereafter become a party hereto (collectively, the "Lenders" and individually a "Lender") and PNC BANK, NATIONAL ASSOCIATION ("PNC"), as agent for Lenders (PNC, in such capacity, the "Agent").

                                   BACKGROUND

         A. On December 19, 2005, Borrowers, Lenders and Agent entered into, inter alia, a certain Second Amended and Restated Revolving Credit and Security Agreement (as same has been or may be amended, modified, renewed, extended, replaced, or substituted from time to time, the "Loan Agreement"), to reflect certain financing arrangements between the parties thereto. The Loan Agreement and all other documents executed in connection therewith are collectively referred to as the "Existing Financing Agreements." All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Loan Agreement. In the case of a direct conflict between the provisions of the Loan Agreement and the provisions of this Amendment, the provisions hereof shall prevail.

         B. The Borrowers have requested and the Agent and the Lenders have agreed to modify the Loan Agreement.

         C. The parties have agreed, subject to the terms and conditions of this Amendment, to modify and amend the Loan Agreement.

NOW THEREFORE, WITH THE FOREGOING BACKGROUND HEREINAFTER DEEMED INCORPORATED BY REFERENCE HEREIN AND MADE PART HEREOF, THE PARTIES HERETO, INTENDING TO BE LEGALLY BOUND, PROMISE AND AGREE AS FOLLOWS:
                  Amendment to Loan Agreement. Upon the Effective Date, the Loan Agreement shall be amended by deleting the definition of "Revolving Interest Rate" and replacing same as follows:

                  "REVOLVING INTEREST RATE" SHALL MEAN AN INTEREST RATE PER ANNUM EQUAL TO (A) THE ALTERNATE BASE RATE WITH RESPECT TO DOMESTIC RATE LOANS AND (B) THE SUM OF THE EURODOLLAR RATE PLUS TWO PERCENT (2.00%) WITH RESPECT TO EURODOLLAR RATE LOANS.
                  Omnibus Amendment to Loan Agreement and Other Documents. Borrowers hereby confirm and acknowledge that any and all references in the Loan Agreement and the Other Documents to Compudyne - Public Safety & Justice, Inc. shall mean and include Tiburon, Inc., a Virginia corporation.

                  Reaffirmation. Each Borrower hereby:

                       reaffirms all representations and warranties made to Agent and Lenders under the Loan Agreement and all of the other Existing Financing Agreements and confirms that all are true and correct in all material respects as of the date hereof (except to the extent any such representations and warranties specifically relate to a different date, in which case such representations and warranties shall be true and correct in all material respects on and as of such other specific date);

                       reaffirms all of the covenants contained in the Loan Agreement, covenants to abide thereby until all Advances, Obligations and other liabilities of Borrowers to Agent and Lenders under the Loan Agreement of whatever nature and whenever incurred, are satisfied and/or released by Agent and Lenders; and

                       Except as modified by the terms hereof, all of the other terms and conditions of the Loan Agreement, as amended, and all other of the Existing Financing Agreements are hereby reaffirmed and shall continue in full force and effect as therein written.


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

                  Representations and Warranties.  Each Borrower hereby:

                       represents and warrants that no Default or Event of Default has occurred and is continuing under any of the Existing Financing Agreements;

                       except as modified hereby, represents and warrants that it has the authority and legal right to execute, deliver and carry out the terms of this Amendment, that such actions were duly authorized by all necessary corporate or limited liability company action and that the officers executing this Amendment on its behalf were similarly authorized and empowered, and that this Amendment does not contravene any provisions of its articles of incorporation or by-laws, or certificate of formation or operating agreement, as applicable, or other formation documents, or of any contract or agreement to which it is a party or by which any of its properties are bound; and

                       represents and warrants that this Amendment and all assignments, instruments, documents, and agreements executed and delivered in connection herewith, are valid, binding and enforceable in accordance with their respective terms.

                  Conditions Precedent/Effectiveness Conditions. This Amendment shall be effective upon satisfaction of the following conditions precedent ("Effective Date") (all documents to be in form and substance satisfactory to Agent and Agent's counsel):

                       Agent shall have received this Amendment fully executed by Borrowers; and

                       Agent shall have received such other agreements, documents or information as requested by Agent in its sole discretion.

                  Further Assurances. Each Borrower hereby agrees to take all such actions and to execute and/or deliver to Agent and Lenders all such documents, assignments, financing statements and other documents, as Agent and Lenders may reasonably require from time to time, to effectuate and implement the purposes of this Amendment.

                  Payment of Expenses. Borrowers shall pay or reimburse Agent and Lenders for its reasonable attorneys' fees and expenses in connection with the preparation, negotiation and execution of this Amendment and the documents provided for herein or related hereto.

                  Confirmation of Obligations. Borrowers' confirm and acknowledge that as of the close of business on November 27, 2006, the outstanding Obligations consist of (i) $0 of Revolving Advances, (ii) issued and outstanding Letters of Credit in the Maximum Undrawn Amount equal to $3,169,035.61 and (iii) all fees, costs and expenses incurred to date in connection with the Loan Agreement and the Other Loan Documents.

                  Miscellaneous.

                       Third Party Rights. No rights are intended to be created hereunder for the benefit of any third party donee, creditor, or incidental beneficiary.

                       Headings. The headings of any paragraph of this Amendment are for convenience only and shall not be used to interpret any provision hereof.

                       Modifications.   No   modification   hereof   or  any
agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

                       Governing Law. The terms and conditions of this Amendment shall be governed by the laws of the Commonwealth of Pennsylvania.

                       Counterparts. This Amendment may be executed in any number of counterparts and by facsimile, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.



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         IN WITNESS  WHEREOF,  the  parties  have caused  this  Amendment  to be executed and delivered by their duly authorized officers as of the date first above written.

                                     COMPUDYNE CORPORATION

                                     By:      /s/ Geoffrey F. Feidelberg
                                        ----------------------------------------
                                     Name:    Geoffrey F. Feidelberg
                                          --------------------------------------
                                     Title:   Chief Financial Officer, Treasurer
                                           -------------------------------------

                                     TIBURON, INC.

                                     By:      /s/ Geoffrey F. Feidelberg
                                        ----------------------------------------
                                     Name:     Geoffrey F. Feidelberg
                                          --------------------------------------
                                     Title:   Treasurer,  Vice President
                                           -------------------------------------

                                     NORSHIELD CORPORATION

                                     By:      /s/ Geoffrey F. Feidelberg
                                        ----------------------------------------
                                     Name:    Geoffrey F. Feidelberg
                                          --------------------------------------
                                     Title:   Treasurer,  Vice President
                                           -------------------------------------

                                     FIBER SENSYS, LLC

                                     By:      /s/ Geoffrey F. Feidelberg
                                        ----------------------------------------
                                     Name:    Geoffrey F. Feidelberg
                                          --------------------------------------
                                     Title:   Treasurer,  Vice President
                                           -------------------------------------

                                     COMPUDYNE -
                                     INTEGRATED ELECTRONICS DIVISION, LLC

                                     By:      /s/ Geoffrey F. Feidelberg
                                        ----------------------------------------
                                     Name:    Geoffrey F. Feidelberg
                                          --------------------------------------
                                     Title:   Vice President
                                           -------------------------------------

     [Signature Page 1 of 2 (Second Amendment To Second Amended And Restated
                     Revolving Credit Security Agreement)]


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

                                     CORRLOGIC, LLC

                                     By:      /s/ Geoffrey F. Feidelberg
                                        ----------------------------------------
                                     Name:    Geoffrey F. Feidelberg
                                          --------------------------------------
                                     Title:   Treasurer,  Vice President
                                           -------------------------------------

                                     NORMENT SECURITY GROUP, INC.

                                     By:      /s/ Geoffrey F. Feidelberg
                                        ----------------------------------------
                                     Name:    Geoffrey F. Feidelberg
                                          --------------------------------------
                                     Title:   Treasurer,  Vice President
                                           -------------------------------------

                                     XANALYS CORPORATION

                                     By:      /s/ Geoffrey F. Feidelberg
                                        ----------------------------------------
                                     Name:    Geoffrey F. Feidelberg
                                          --------------------------------------
                                     Title:   Treasurer,  Vice President
                                           -------------------------------------

                                     SIGNAMI DCS, LLC

                                     By:      /s/ Geoffrey F. Feidelberg
                                        ----------------------------------------
                                     Name:    Geoffrey F. Feidelberg
                                          --------------------------------------
                                     Title:   Vice President
                                           -------------------------------------



                                     PNC BANK, NATIONAL ASSOCIATION,
                                     as Lender and as Agent

                                     By:      /s/ James P. Sierakowski
                                        ----------------------------------------
                                           James P. Sierakowski, Vice President





     [Signature Page 2 of 2 (Second Amendment To Second Amended And Restated
                     Revolving Credit Security Agreement)]




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